SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2004

Domino’s Pizza, Inc.

Domino’s, Inc.

(Exact name of registrant as specified in its charter)

Commission file number:

333-114442

333-107774

Delaware	38-2511577
Delaware	38-3025165
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

30 Frank Lloyd Wright Drive

Ann Arbor, Michigan 48106

(Address of principal executive offices)

(734) 930-3030

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

On August 24, 2004, Domino’s Pizza, Inc. (“the Company”) issued a press release announcing it had completed a transaction to purchase $109.1 million of Domino’s, Inc.’s 8.25% senior subordinated notes due 2011. The debt retirement was previously announced as the use of primary proceeds from the Company’s initial public offering in July 2004. The debt retirement transaction was completed on August 16, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
99.1	Press release dated August 24, 2004, announcing the Company’s purchase of $109.1 million of Domino’s, Inc.’s 8.25% senior subordinated notes due 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DOMINO’S PIZZA, INC
DOMINO’S, INC.
(Registrants)

Date: August 24, 2004	/s/ Harry J. Silverman
Harry J. Silverman
Chief Financial Officer